united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number      811-21237

          Unified Series Trust

     2960 N. Meridian Street, Ste.300, Indianapolis, In 46208

Christopher E. Kashmerick
Unified Fund Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:     12/31

Date of reporting period:     12/31/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

3 to 1 Funds

3 to 1 Diversified Equity Fund

3 to 1 Strategic Income Fund

Annual Report

December 31, 2008

Fund Adviser:

Envestnet Asset Management, Inc.

35 East Wacker Drive, 24th Floor

Chicago, IL 60601

Toll Free (866) 616-4848

3 to 1 Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the first Annual Report for the 3 to 1 Funds mutual fund family. This report covers the fiscal quarter ended December 31, 2008 as well as the period since the inception (January 31, 2008) of the 3 to 1 Funds.

The table below presents the standardized performance of the two 3 to 1 Funds, relative to their respective benchmarks. Given 20/20 hindsight, there is no question that we would have preferred to launch the 3 to 1 Funds family of mutual funds during a more favorable market environment. However, as fate would have it, the Funds’ inception took place near the start of what has become one of the worst market downturns in U.S. history. It was a difficult inaugural period for the Funds on both absolute and relative bases.

Cumulative Total Returns as of December 31, 2008*

Fund	Three Months	Six Months	Since Inception	Inception Date	Net Expense Ratio***	Gross Expense Ratio****
3 to 1 Diversified Equity Fund	-26.49%	-36.92%	-42.22%	1-31-08	1.15%	1.65%
MSCI World Index**	-21.70%	-33.61%	-35.48%
Custom Benchmark†	-22.57%	-32.41%	-33.52%

3 to 1 Strategic Income Fund	-4.36%	-12.82%	-14.44%	1-31-08	1.15%	1.84%
Barclays US Aggregate Bond Index**	4.57%	4.07%	3.51%
Custom Benchmark††	-6.82%	-11.04%	-11.05%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For more recent performance, please visit the Funds’ website at www.3to1funds.comor call 866-616-4848. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions and are not annualized.

**The MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity and fixed income prices and are representative of a broader market and range of securities than are found in the Funds’ portfolios.Individuals cannot invest directly in these Indices, however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***The Manager contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain each Fund’s net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of acquired funds), at 1.15% of the Fund’s average daily net assets through November 30, 2009. Each waiver or reimbursement by the Manager is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation.

****As disclosed in the Funds’ prospectus and estimated for the first fiscal period ended December 31, 2008.

†The Custom Benchmark for the 3 to 1 Diversified Equity Fund is comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI EAFE Index.

††The Custom Benchmark for the 3 to 1 Strategic Income Fund is 50% Barclays Capital US Aggregate Index and 50% Barclays Capital US High Yield Intermediate Index.

When we launched the 3 to 1 Funds mutual fund family approximately one year ago, it was with the goal of providing investors with a family of mutual funds. The Funds would be designed to provide superior long-term total returns and sub-advised by institutional-caliber asset managers employing an investment philosophy and process intended to add excess return primarily through solid security selection. We also set out to hire multiple sub-advisors to manage each of the 3 to 1 Funds in order to mitigate the risk of any one manager substantially underperforming its benchmark. Initially, six sub-advisors were selected for the 3 to 1 Diversified Equity Fund. However, during the third quarter of 2008 the number of sub-advisors was reduced to three in order achieve a more attractive investment profile for the Fund while still maintaining adequate diversification. Today, each of the 3 to 1 Funds is sub-advised by at least two institutional caliber investment managers.

Review of the Sub-Advisor’s Investment Philosophy and Process:

As part of this inaugural annual letter, we thought it would benefit our shareholders to briefly review the unique investment philosophy that each of the Fund’s sub-advisors employ in managing your assets as well as discuss their performance for the year.

3 to 1 Diversified Equity Fund

The 3 to 1 Diversified Equity Fund returned -26.49% in the three months ending December 31, 2008, underperforming the MSCI World Index return of -21.70%. Since its inception (January 31, 2008), the 3 to 1 Diversified Equity Fund has returned -42.22%, while the MSCI World Index returned -35.48% during the same period. The Equity Fund is sub-advised by Aletheia Research and Management (“Aletheia”), The London Company (“TLC”) and Pictet Asset Management (“Pictet”).

Aletheia Research and Management (Large Cap Growth)

Aletheia relies almost exclusively on its own research, and considers Wall Street research to be an impediment to long-term performance. According to Aletheia, “such information comes primarily from securities analysts who generally speak to the same corporate investor relations personnel. Thus, many people charged with tracking companies and their prospects have abdicated their responsibility to individuals dispensing corporate spin. On top of this, many of these same securities analysts have enormous corporate finance conflicts of interest and rarely own stocks they are recommending. Finally, it is worth noting, Wall Street must identify things that are saleable. This usually limits their recommendations to issues that are in vogue or have done well recently. Securities that are very popular with many people on Wall Street usually sell at premium prices and rarely represent good value.”

Aletheia believes that because they employ proprietary research and depend on non-traditional information channels such as forensic accounting and insider buying trends, risk can be reduced within their portfolio. Additionally, many of the securities Aletheia favors are the subject of low expectations, further mitigating potential downside.

During 2008, Aletheia underperformed its internal benchmark, the Russell 1000 Growth Index, primarily due to its overweighted exposure to the Energy sector when compared to the benchmark. The performance drag was somewhat offset by positive contribution from solid stock selection within the Materials sector. Aletheia employs a bottom up process of stock selection and is comfortable with a portfolio of holdings that differs substantially from the benchmark’s sector exposures.

The London Company (Small Cap Core)

TLC follows the relatively uncommon approach for small cap managers of seeking over-capitalized companies with high cash return on capital. TLC believes its unique and conservative way of valuing stocks removes some of the uncertainty of future earnings. Another core investment tenet is to seek to identify stable companies with predictable and consistent cash flow, which it believes results in a more repeatable process.

The result of the TLC investment process is a well-diversified portfolio focused on what TLC believes are the best opportunities. The portfolio will typically consist of 25-35 well-managed, highly profitable, predictable franchises selling at low valuations, growing cash rapidly, and providing the optimal risk/reward benefit to shareholders.

TLC outperformed its internal benchmark, the Russell 2000 Index, during 2008. While overweighted positions in the Energy and Materials sectors relative to the benchmark detracted from overall performance, strong stock selection within these sectors provided the largest contribution to returns. TLC believes its focus on companies with stable and predictable cash flows, high cash return on tangible capital, and shareholder-friendly management teams should benefit the portfolio.

Pictet Asset Management (International)

Pictet, established in 1805, employs an investment style that is neither uniquely growth nor value. Taking such an approach toward the style of the portfolio allows them to strive to add value throughout the economic cycle. Pictet invests in companies with good prospects, and does not believe in overpaying, an approach generally referred to as “growth-at-a-reasonable-price,” or GARP. Ultimately, Pictet buys the share price and not the company. They are looking for the best opportunities in the best sectors in the best regions, while at the same time assessing whether or not the company is a good value, and determining whether timing is appropriate.

The heart of the Pictet investment process is a decided bottom-up approach. Stocks are purchased principally because they are judged to be undervalued and the timing is right, not as proxies for country or sector exposure. They buy stocks first and look at the consequent country and sector allocation afterwards. They employ robust risk control measures including position weight, sector and regional limits. The portfolio’s tracking error to the benchmark is also monitored closely as part of the risk management process.

Pictet was added as a sub-advisor to the Fund at the end of September and its portion of the portfolio underperformed the MSCI EAFE Index, Pictet’s internal benchmark, through the end of the year. Going into October, a number of positions consistent with Pictet’s GARP approach were penalized by the direction and scale of extreme market moves. Similarly, their underweighting to mega-cap and corresponding overweighting to mid and small cap companies were penalized in the market sell-off due to their lower liquidity.

At the sector level, Pictet has maintained an underweighting in defensive sectors like Healthcare and more cyclical sectors like Materials. They have also focused on companies who have little balance sheet risk and operating leverage. Selective positions in the Telecom, Financial, Industrial and Consumer Discretionary sectors feature strongly in the Equity Fund as they offer scope for growth and multiple (P/E) appreciation.

3 to 1 Strategic Income Fund

The 3 to 1 Strategic Income Fund returned -4.36% versus 4.57% for the Barclays Capital US Aggregate Bond Index during the quarter ending December 31, 2008. Since inception (January 31, 2008), the Income Fund has returned -14.44% while the index returned 3.51%. The Income Fund’s performance was hurt by its overweighting to high-yield securities, which suffered throughout the year, but particularly in the third and fourth quarters. The Fund is sub-advised by Loomis, Sayles & Company (“Loomis Sayles”) and SMH Capital Advisors (“SMH”).

Loomis, Sayles & Company (Core Plus Bond)

Loomis Sayles’ fixed income philosophy is based on the firm’s experience that the bond markets do not properly assess credit risk, and tend to overreact to corporate events. The firm believes that through intensive research and bottom-up investing they can identify mispriced securities to generate excess return. They also take advantage of the basic structure of the bond market, in particular the persistent positive slope of the corporate yield curve. Similar opportunities of mispriced credit risk and market structure often arise in the government, mortgage and other sectors as well, as liquidity enters and leaves the markets. Loomis Sayles’ long strong track record of managing assets in all of these sectors shows that such inefficiencies can be exploited through rigorous investment research and insightful trading strategies.

Loomis Sayles’ portion of the portfolio trailed the Barclays Capital US Aggregate Bond Index during 2008. Defensive positioning within the portfolio has been maintained to help protect against ongoing market turbulence. Strategic positions include long duration Treasury Inflation Protected Securities (“TIPS”), Agency debentures, Agency-backed Mortgage Backed Securities (“MBS”), and an overweight in GNMAs. They are also adding selectively to high yield corporate bonds as valuations better reflect more strained fundamentals, particularly in Financial and Industrial sectors.Emphasis continues to be on securities that have stable to improving credit trends within less cyclical, more defensive industries.

SMH Capital Advisors (High Yield)

SMH manages a high yield portfolio for the Income Fund. The firm believes that traditional methods of fixed income analysis cannot be successfully applied to high yield bonds. The firm believes in investing in high yield bonds like a banker, and invests in companies with tangible collateral, mainly in the form of real estate, cash or assets that can easily be converted to cash. The firm’s focus on balance sheet quality results in concentrated, risk-controlled high yield portfolios.

The philosophy used in the creation of the high yield strategy has remained consistent since the strategy’s inception. The firm continually reviews its balance sheet analysis and other elements of the investment process and makes enhancements as warranted, while always adhering to the underlying investment philosophy. Any enhancements require extensive testing and validation prior to their inclusion in the investment process.

For 2008, SMH’s portion of the portfolio underperformed the Barclays Capital US High Yield Bond Index, SMH’s internal benchmark. Performance was weak due to defaults in the portfolio and exposure to Gaming, Financials, and other consumer-related sectors. SMH struggled for most of 2008. Nonetheless, we still believe that SMH employs a sound process and expect its performance to improve in 2009.

Remarks:

The first year of operations for the 3 to 1 Funds mutual fund family has witnessed one of the most challenging and volatile market environments in U.S. history. Like previous periods of stock market declines, it is often difficult to view the current turmoil and know that “this too will pass.” However, we are confident that we will look back on this period, much as we do when considering similar historical times, as an opportunity to invest in quality companies at favorable valuations.

We appreciate your continued trust during this extremely difficult economic and market environment. We are dedicated to earning your trust and confidence and will manage your funds with that goal clearly in mind.

Envestnet Asset Management / Financial Management Research

The views in this report were those of the Investment Advisor and the Investment Sub-Advisors as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Debt securities are subject to interest rate risk which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the 3 to 1 Funds.

The chart above assumes an initial investment of $10,000 made on January 31, 2008 (commencement of Fund operations) and held through December 31, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The MSCI World Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of an index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-866-616-4848. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark for the 3 to 1 Diversified Equity Fund is comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI EAFE Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on January 31, 2008 (commencement of Fund operations) and held through December 31, 2008. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of an index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Indices plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-866-616-4848. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark for the 3 to 1 Strategic Income Fund is 50% Barclays Capital US Aggregate Index and 50% Barclays Capital US High Yield Intermediate Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- (Unaudited)

1As a percent of net assets.

The 3 to 1 Diversified Equity Fund seeks to provide long-term capital appreciation and, secondarily, income.

1As a percent of net assets.

The 3 to 1 Strategic Income Fund seeks to provide total return. Total return is comprised of long-term capital appreciation and income.

Availability of Portfolio Schedule - (Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at

www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

3 to 1 Diversified Equity Fund	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period* July 1, 2008 - December 31, 2008
Actual	$1,000.00	$631.51	$4.73
Hypothetical **	$1,000.00	$1,019.34	$5.85

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

3 to 1 Strategic Income Fund	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period* July 1, 2008 - December 31, 2008
Actual	$1,000.00	$874.34	$5.42
Hypothetical **	$1,000.00	$1,019.35	$5.84

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

** Assumes a 5% return before expenses.

3 to 1 Diversified Equity Fund
Schedule of Investments
December 31, 2008

Common Stocks - 94.39%	Shares	Value

Aerospace/Defense Equipment - 0.24%
BBA Aviation PLC	82,000	$ 81,139

Agricultural Operations - 0.18%
Indofood Agri Resources Ltd. (a)	163,000	59,960

Automobiles - 0.47%
Daimler AG	3,322	121,908
ISUZU MOTORS LTD.	30,000	37,397
		159,305

Banks - 3.96%
Banco Popolare Societa Cooperativa	14,700	101,147
Banco Santander SA	22,087	207,238
Bank Sarasin & Cie AG - Class B	4,858	143,768
Julius Baer Holding AG	5,255	197,383
National Bank of Greece S.A.	9,306	170,752
Raiffeisen International Bank Holding AG	2,011	53,951
Societe Generale	4,529	226,639
Sumitomo Mitsui Financial Group, Inc.	22	91,252
UniCredit SpA	63,600	154,270
		1,346,400

Batteries/Battery Systems - 0.72%
Energizer Holdings, Inc. (a)	3,170	171,624
Saft Groupe S.A.	2,700	72,435
		244,059

Breweries - 0.42%
Carlsberg A/S	4,428	141,613

Chemicals - 3.17%
Albemarle Corp.	13,400	298,820
Monsanto Co.	1,945	136,831
Mosaic Co./The	5,930	205,178
NewMarket Corp.	9,410	328,503
Sumitomo Chemical Co., Ltd.	32,000	106,608
		1,075,940

Coal - 0.19%
Centennial Coal Company Ltd.	21,100	48,841
MacArthur Coal Ltd.	8,000	16,900
		65,741

Consumer Products - 1.23%
Knoll, Inc.	14,060	126,821
Procter & Gamble Co.	4,685	289,627
		416,448

Construction - 0.27%
Astaldi S.p.A.	16,598	91,134

Diversified Conglomerates - 0.61%
Jardine Matheson Holdings Ltd.	11,200	207,200

Electric Power - 3.51%
AES Corp./The (a)	26,905	221,697
Electricite de France S.A. (EDF)	2,907	167,696
Electric Power Development Co., Ltd.	2,100	81,313
International Power plc	41,461	142,847
SunPower Corp. - Class A (a)	13,645	504,865
Suntech Power Holdings Co., Ltd. (a) (b)	6,420	75,114
		1,193,532

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2008

Common Stocks - 94.39% - continued	Shares	Value

Electronics - 5.85%
Dell, Inc. (a)	30,365	$310,938
Emerson Electric Co.	10,130	370,859
General Cable Corp. (a)	10,630	188,045
General Electric Co.	17,040	276,048
International Business Machines Corp. (IBM)	6,150	517,584
Medtronic, Inc.	5,255	165,112
Nippon Electric Glass Co., Ltd.	9,000	45,968
Prysmian SpA	7,061	108,948
Raymarine PLC	15,399	2,871
		1,986,373

Finance - 2.12%
American Express Co.	22,975	426,186
London Stock Exchange Group plc	11,919	87,172
NASDAQ OMX Group, Inc./The (a)	8,370	206,823
		720,181

Firearms - 0.54%
Sturm, Ruger & Co, Inc. (a)	30,600	182,682

Food & Beverages - 4.21%
Coca-Cola Co./The	19,515	883,444
Lance, Inc.	11,456	262,801
Nestle SA (d)	7,303	285,424
		1,431,669

Gas - Distribution - 0.51%
Enagas	4,456	96,379
Tokyo Gas Co., Ltd.	15,000	75,290
		171,669

Gold, Platinum & Silver - 8.26%
Agnico-Eagle Mines Ltd.	13,830	709,894
Barrick Gold Corp.	5,900	216,943
Goldcorp, Inc.	13,840	436,375
Impala Platinum Holdings Ltd.	3,200	46,728
Newmont Mining Corp.	29,455	1,198,819
NovaGold Resources, Inc. (a)	36,945	55,048
Silver Wheaton Corp. (a)	21,755	141,190
		2,804,997

Hazardous Waste Management - 0.72%
Stericycle, Inc. (a)	4,695	244,516

Healthcare - 0.87%
Fresenius Medical Care AG & Co.	4,039	188,756
Owens & Minor, Inc.	2,870	108,056
		296,812

Import/Export - 0.64%
DP World Ltd.	265,322	103,476
ITOCHU Corporation	23,000	112,399
		215,875

Insurance - 6.45%
Aksigorta AS	63,046	116,820
Alleghany Corp. (a)	796	224,472
Allianz SE	1,992	207,396
Fondiaria - Sai S.p.A.	18,696	215,703
Investors Title Co.	2,692	100,546
Markel Corp. (a)	765	228,735
Montpelier Re Holdings Ltd.	18,060	303,227
Tokio Marine Holdings, Inc.	3,500	99,614
Wesco Financial Corp.	735	211,607
White Mountains Insurance Group, Ltd.	815	217,695
Zurich Financial Services AG	1,242	264,876
		2,190,691

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2008

Common Stocks - 94.39% - continued	Shares	Value

Leisure & Entertainment - 2.69%
Carnival plc	4,764	$103,093
Cedar Fair, L.P.	5,450	68,288
City Developments Ltd.	8,000	35,369
MGM Mirage (a)	30,720	422,707
Sol Melia, S.A.	18,600	110,142
Wynn Resorts, Ltd. (a)	4,100	173,266
		912,865

Machinery - 3.47%
Caterpillar, Inc.	10,995	491,147
Danieli & Co. S.p.A.	17,297	104,830
Deere & Co.	10,070	385,882
Kone OYJ - Class B	9,100	196,446
		1,178,305

Metals, Minerals & Mining - 3.49%
Martin Marietta Materials, Inc.	1,700	165,036
Rio Tinto plc	7,070	151,068
Titanium Metals Corp.	49,670	437,593
Tredegar Corp.	12,300	223,614
Vulcan Materials Co.	3,000	208,740
		1,186,051

Petroleum & Natural Gas - 14.70%
Atwood Oceanics, Inc. (a)	9,750	148,980
Buckeye Partners, L.P.	3,900	125,775
Canadian Natural Resources Ltd.	9,340	373,413
Chesapeake Energy Corp.	13,840	223,793
Delta Petroleum Corp. (a)	20,440	97,294
Devon Energy Corp.	6,090	400,174
Enia SpA	18,972	102,125
Galp Energia SGPS SA - Class B	6,553	65,402
KazMunaiGas Exploration Production (c)	16,362	206,161
Kinder Morgan Management, LLC (a)	4,818	192,624
Murphy Oil Corp.	11,355	503,594
Oilsands Quest, Inc. (a)	153,370	111,960
Petroleo Brasileiro S.A. (b)	15,440	378,126
Royal Dutch Shell plc - Class A	13,517	349,885
Suncor Energy, Inc.	27,675	539,663
Total SA	4,877	263,781
Tullow Oil plc	5,800	54,854
Valero Energy Corp.	39,725	859,649
		4,997,253

Pharmaceutical Preparations - 2.70%
Alnylam Pharmaceuticals, Inc. (a)	9,045	223,683
Bristol-Myers Squibb Co.	6,635	154,264
CSL Ltd.	3,199	75,163
Roche Holding AG	2,051	313,122
Sepracor, Inc. (a)	13,710	150,536
		916,768

Public Thoroughfares - 0.49%
Atlantia SpA	9,204	167,601

Real Estate Development and Management - 1.55%
Cheung Kong (Holdings) Ltd.	21,000	198,614
Kerry Properties Ltd.	34,500	91,923
Mitsubishi Estate Company Ltd.	5,000	79,812
Tejon Ranch Co. (a)	6,330	156,604
		526,953

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2008

Common Stocks - 94.39% - continued	Shares	Value

Restaurants - 1.53%
McDonald's Corp.	5,885	$ 365,988
Whitbread PLC	11,785	154,977
		520,965

Retail - 4.59%
Compagnie Financiere Richemont SA	4,235	80,689
Delhaize Group	1,535	94,311
Inergy, L.P.	6,700	114,168
Macy's, Inc.	16,220	167,877
Nordstrom, Inc.	9,070	120,722
PriceSmart, Inc.	14,700	303,702
Wal-Mart Stores, Inc.	10,430	584,706
WH Smith PLC	18,300	94,082
		1,560,257

Safety - 0.36%
Brink's Home Security Holdings, Inc. (a)	5,620	123,190

Services - 4.91%
Advent Software, Inc. (a)	7,000	139,790
CME Group, Inc.	685	142,555
Corrections Corporation of America (a)	11,500	188,140
Eaton Vance Corp.	11,500	241,615
Fluor Corp.	3,600	161,532
IMS Health, Inc.	11,300	171,308
Korn/Ferry International (a)	13,500	154,170
L-1 Identity Solutions, Inc. (a)	13,175	88,800
Service Corporation International	29,000	144,130
WebMD Health Corp. - Class A (a)	9,030	213,018
		1,645,058

Steel - 0.30%
Texas Industries, Inc.	2,900	100,050

Telecommunications - 2.88%
Hutchison Telecommunications International Ltd.	25	7
Millicom International Cellular S.A.	4,464	200,478
Nippon Telegraph & Telephone Corp.	46	237,485
Orascom Telecom Holding S.A.E. (c)	2,700	74,613
Singapore Telecommunications Ltd.	72,000	127,429
Telefonica S.A.	15,425	339,847
		979,859

Television - 0.63%
Mediaset S.p.A.	11,100	62,528
Modern Times Group MTG AB - Class B	7,165	152,668
		215,196

Tobacco Products - 1.39%
JAPAN TOBACCO, INC.	84	273,359
UST, Inc.	2,850	197,733
		471,092

Toys - 0.55%
Nintendo Co., Ltd.	500	186,156

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2008

Common Stocks - 94.39% - continued	Shares	Value

Transportation - 3.02%
Alexander & Baldwin, Inc.	9,900	$ 248,094
Brink's Co./The	8,720	234,394
Central Japan Railway Co.	29	248,571
Deutsche Post AG	12,214	200,426
Mitsui OSK Lines Ltd.	16,000	95,665
		1,027,150

TOTAL COMMON STOCKS (Cost $44,853,901)		32,042,705

Real Estate Investment Trusts - 1.43%

Hatteras Financial Corp.	11,200	297,920
UDR, Inc.	13,634	188,013

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $547,816)		485,933

Exchange-Traded Funds - 2.32%

SPDR Gold Trust (a)	9,115	788,630

TOTAL EXCHANGE-TRADED FUNDS (Cost $792,430)		788,630

Money Market Securities - 1.46%

Huntington U.S. Treasury Money Market Fund - Investment Shares, 0.02% (e)	493,819	493,819

TOTAL MONEY MARKET SECURITIES (Cost $493,819)		493,819

TOTAL INVESTMENTS (Cost $46,687,966) - 99.60%		$33,811,087

Cash and other assets less liabilities - 0.40%		137,036

TOTAL NET ASSETS - 100.00%		$ 33,948,123

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Global Depositary Receipt.
(d) New York Registry.
(e) Variable Rate Security; the money market rate shown represents the rate at December 31, 2008.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2008

Diversification of Assets:	Percentage of
Net Assets
Australia	0.42%
Austria	0.16%
Belgium	0.28%
Bermuda	0.89%
Brazil	1.11%
Canada	7.61%
China	0.22%
Denmark	0.42%
Egypt	0.22%
Finland	0.58%
France	2.15%
Germany	2.12%
Greece	0.50%
Hong Kong	1.47%
Italy	3.26%
Japan	5.22%
Kazakhstan	0.61%
Luxembourg	0.59%
Netherlands	1.03%
Portugal	0.19%
Singapore	0.66%
South Africa	0.14%
Spain	2.22%
Sweden	0.45%
Switzerland	3.79%
Turkey	0.34%
United Arab Emirates	0.30%
United Kingdom	2.57%
United States	60.08%
Total	99.60%
Other assets less liabilities	0.40%
Grand Total	100.00%

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments
December 31, 2008

	Principal
Asset-Backed Security - 1.47%	Amount	Value

CNH Equipment Trust, Series 2008-B, Class A3, 4.780%, 07/16/2012 (a)	$ 100,000	$ 95,733
Merrill Auto Trust Securitization, 2008-1, Class A4A, 6.150%, 04/15/2015 (a)	105,000	100,396
USAA Auto Owner Trust, Series 2008-3, Class A4, 4.710%, 02/18/2014 (a)	100,000	87,765

TOTAL ASSET-BACKED SECURITY (Cost $304,967)		283,894

Corporate Bonds - 61.90%

Advanced Micro Devices, Inc., 7.750%, 11/01/2012	202,000	89,385
AES Corp., 7.750%, 10/15/2015	90,000	76,050
American Axle & Manufacturing, Inc., 7.875%, 03/01/2017	353,000	111,195
Amkor Technologies, Inc., 9.250%, 06/01/2016	327,000	191,295
Altria Group, Inc., 9.700%, 11/10/2018	100,000	108,257
Anheuser-Busch Co., Inc., 4.500%, 04/01/2018	40,000	33,775
Anheuser-Busch Co., Inc., 6.450%, 09/01/2037	50,000	45,166
Aventine Renewable Energy, Inc., 10.000%, 04/01/2017	433,000	73,610
Bank of America Corp., 5.750%, 12/01/2017	130,000	130,021
Bear Stearns Co., Inc., 6.400%, 10/02/2017	90,000	93,682
Boyd Gaming Corp., 6.750%, 04/15/2014	704,000	447,040
Brigham Exploration Co., 9.625%, 05/01/2014	324,000	186,300
Callon Petroleum Co., 9.750%, 12/08/2010	137,000	55,485
Capmark Financial Group, Inc., 5.875%, 05/10/2012	800,000	272,951
Caterpillar Financial Services Corp., 5.450%, 04/15/2018	15,000	14,069
Chesapeake Energy Corp., 6.500%, 08/15/2017	25,000	19,250
CIT Group, Inc., 3.375%, 04/01/2009	175,000	169,655
CIT Group, Inc., 5.000%, 02/01/2015	22,000	15,507
CIT Group, Inc., 5.000%, 02/13/2014	9,068	6,598
CIT Group, Inc., 5.125%, 09/30/2014	907	648
CIT Group, Inc., 5.400%, 01/30/2016	5,000	3,486
CIT Group, Inc., 5.650%, 02/13/2017	5,000	3,482
CIT Group, Inc., 5.800%, 10/01/2036	5,000	3,308
CIT Group, Inc., 5.850%, 09/15/2016	1,000	705
CIT Group, Inc., 12.000%, 12/18/2018 (b)	70,000	53,900
Citigroup, Inc., 6.500%, 08/19/2013	105,000	106,059
Clayton William Energy, Inc., 7.750%, 08/01/2013	293,000	165,545
Colonial Realty L.P., 5.500%, 10/01/2015	60,000	33,844
Comcast Corp., 6.950%, 08/15/2037	124,000	130,995
Cox Communications, Inc., 6.750%, 03/15/2011	45,000	43,826
Crane Co., 6.550%, 11/15/2036	60,000	46,674
Cricket Communications, Inc., 9.375%, 11/01/2014	460,000	416,300
Dean Foods Co., 7.000%, 06/01/2016	95,000	81,225
Dr. Pepper Snapple Group, 6.820%, 05/01/2018 (b)	44,000	43,473
Dune Energy, Inc., 10.500%, 06/01/2012	371,000	127,995
Embarq Corp., 7.995%, 06/01/2036	180,000	121,753
Equifax, Inc., 7.000%, 07/01/2037	45,000	28,218
Fiserv, Inc., 6.125%, 11/20/2012	60,000	56,419
Florida Power & Light, 4.950%, 06/01/2035	25,000	24,415
Ford Motor Co., 7.450%, 07/16/2031	50,000	14,250
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	1,094,000	756,567
Freescale Semiconductor, 10.125%, 12/15/2016	90,000	37,350
Frontier Communications Corp., 7.875%, 01/15/2027	55,000	32,175
Gaylord Entertainment Co., 8.000%, 11/15/2013	455,000	316,225
General Electric Capital Corp., 5.625%, 09/15/2017	220,000	221,685
General Electric Capital Corp., 5.875%, 01/14/2038	5,000	4,911
Georgia-Pacific LLC, 8.875%, 05/15/2031	125,000	86,875
GMAC LLC, 6.000%, 12/15/2011 (b)	18,000	14,561
GMAC LLC, 6.625%, 05/15/2012 (b)	75,000	58,371
GMAC LLC, 7.250%, 03/02/2011	777,000	660,632
GMAC LLC, 8.000%, 11/01/2031 (b)	30,000	17,832
Goldman Sachs Group, Inc., 6.150%, 04/01/2018	120,000	115,515
Goldman Sachs Group, Inc., 6.750%, 10/01/2037	135,000	109,906
HCA, Inc., 9.125%, 11/15/2014	35,000	32,550

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2008

Corporate Bonds - 61.90% - continued	Amount	Value

HCA, Inc., 7.500%, 12/15/2023	$ 25,000	$ 11,866
Heinz (H.J.) Co., 5.350%, 07/15/2013	105,000	104,271
Home Depot, Inc., 5.875%, 12/16/2036	80,000	62,915
Hospira, Inc., 6.050%, 03/30/2017	20,000	16,269
HSBC Finance Corp., 7.000%, 05/15/2012	40,000	40,090
ICAHN Enterprises, 7.125%, 02/15/2013	350,000	243,250
International Lease Finance Corp., 5.000%, 04/15/2010	30,000	24,356
International Lease Finance Corp., 5.300%, 05/01/2012	5,000	3,514
International Lease Finance Corp., 5.550%, 09/05/2012	5,000	3,452
International Lease Finance Corp., 5.650%, 06/01/2014	15,000	9,809
International Lease Finance Corp., 6.375%, 03/25/2013	15,000	10,198
IPALCO Enterprises, Inc., 7.250%, 04/01/2016 (b)	35,000	28,875
iSTAR Financial, Inc., 2.536%, 03/09/2010 (a)	720,000	332,100
iSTAR Financial, Inc., 6.000%, 12/15/2010	35,000	14,705
JPMorgan Chase & Co., 2.125%, 06/22/2012	55,000	55,275
JPMorgan Chase & Co., 6.000%, 01/15/2018	65,000	68,729
Kraft Foods, Inc., 6.125%, 08/23/2018	55,000	54,320
Kraft Foods, Inc., 6.875%, 02/01/2038	50,000	50,122
Kroger Co., 6.900%, 04/15/2038	115,000	120,895
Landry's Restaurants, Inc., 9.500%, 12/15/2014	467,000	469,335
Lender Processing Services, Inc., 8.125%, 07/01/2016 (b)	35,000	31,369
Level 3 Financing, Inc., 9.250%, 11/01/2014	667,000	390,195
M/I Homes, Inc., 6.875%, 04/01/2012	85,000	45,050
Medco Health Solutions, Inc., 7.250%, 08/15/2013	35,000	33,968
Merrill Lynch & Co., 5.450%, 02/05/2013	70,000	67,348
Merrill Lynch & Co., 6.875%, 04/25/2018	110,000	115,261
MetroPCS Wireless, Inc., 9.250%, 11/01/2014	557,000	501,300
Mobile Mini, Inc., 6.875%, 05/01/2015	321,000	219,885
Morgan Stanley, 4.250%, 05/15/2010	65,000	63,746
Morgan Stanley, 5.550%, 04/27/2017	35,000	28,948
Morgan Stanley, 6.625%, 04/01/2018	30,000	26,362
Morgan Stanley, 6.750%, 04/15/2011	10,000	9,844
Motorola, Inc., 6.500%, 09/01/2025	10,000	4,958
Motorola, Inc., 6.625%, 11/15/2037	10,000	4,709
NGPL Pipeco LLC, 6.514%, 12/15/2012 (b)	65,000	61,739
Owens Corning, Inc., 7.000%, 12/01/2036	40,000	26,290
Qwest Corp., 6.875%, 09/15/2033	30,000	18,000
Qwest Corp., 7.200%, 11/10/2026	170,000	110,500
Reynolds American, Inc., 7.250%, 06/15/2037	70,000	47,243
Six Flags, Inc., 9.750%, 04/15/2013	411,000	60,623
SLM Corp., 5.000%, 10/01/2013	50,000	35,811
SLM Corp., 5.375%, 05/15/2014	10,000	6,756
SLM Corp., 8.450%, 06/15/2018	50,000	39,590
Southern California Edison, 7.625%, 01/15/2010	35,000	35,822
Sprint Capital Corp., 6.875%, 11/15/2028	250,000	149,052
Steel Dynamics, Inc., 7.375%, 11/01/2012 (b)	40,000	29,400
Tenet Healthcare Corp., 9.875%, 07/01/2014	535,000	433,350
Teppco Partners L.P., 7.550%, 04/15/2038	45,000	33,755
Time Warner, Inc., 6.500%, 11/15/2036	60,000	54,560
Trump Entertainment Resorts, 8.500%, 06/01/2015	867,000	119,213
Unisys Corp., 12.500%, 01/15/2016	81,000	23,085
United Refining Co., 10.500%, 08/15/2012	354,000	207,090
United Rentals North America, Inc., 6.500%, 02/15/2012	345,000	274,275
US Concrete, Inc., 8.375%, 04/01/2014	399,000	217,455
US Steel Corp., 6.650%, 06/01/2037	40,000	20,453
USG Corp., 6.300%, 11/15/2016	55,000	33,963
Verasun Energy Corp., 9.875%, 12/15/2012 (c)	297,000	179,685
Verizon Wireless Capital, 8.500%, 11/15/2018 (b)	80,000	93,896
Virginia Electric and Power Co., 8.875%, 11/15/2038	65,000	82,513
Willis North America, Inc., 6.200%, 03/28/2017	30,000	20,814
Xerox Corp., 6.350%, 05/15/2018	110,000	86,171
XTO Energy, Inc., 6.375%, 06/15/2038	60,000	52,955

TOTAL CORPORATE BONDS (Cost $15,877,409)		11,932,314

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2008

	Principal
Convertible Corporate Bonds - 0.69%	Amount	Value

JA Solar Holdings Co. Ltd., 4.500%, 05/15/2013	$ 246,000	$99,630
Nektar Therapeutics, 3.250%, 09/28/2012	56,000	33,180

TOTAL CONVERTIBLE CORPORATE BOND (Cost $262,988)		132,810

Foreign Bonds - 6.59%

Canadian Government Bond, 5.000%, 06/01/2014	350,000	327,976
Enersis S.A. 7.375%, 01/15/2014	40,000	41,745
HKCG Finance LTD, 6.250%, 08/07/2018 (b)	100,000	104,879
Inter-American Development Bank, 1.900%, 07/08/2009	8,000,000	88,649
Nortel Networks Ltd., 10.125%, 07/15/2013 (c)	70,000	18,900
OeKB-Oesterreichische Kontrollbank, 1.800%, 03/22/2010	8,000,000	88,905
Queensland Treasury Corp., 6.000%, 06/14/2011	475,000	344,303
Republic of Indonesia, 7.750%, 01/17/2038 (b)	100,000	83,500
Telecom Italia Capital S.p.A., 7.721%, 06/04/2038	120,000	98,799
True Move Co. Ltd., 10.750%, 12/16/2013 (b)	100,000	37,500
Weatherford International Ltd., 6.500%, 08/01/2036	45,000	33,870

TOTAL FOREIGN BONDS (Cost $1,317,756)		1,269,026

Mortgage-Backed Securities - 16.93%

Bear Stearns Commercial Mortgage, Series 2006-PW13, Class A4, 5.540%, 09/11/2041	65,000	51,187
Citigroup/Deutsche Bank Commercial Mortgage, Series 2007-CD4, Class A2B, 5.205%, 12/11/2049 (a)	40,000	33,276
Citigroup/Deutsche Bank Commercial Mortgage, Series 2007-CD4, Class A4, 5.322%, 12/11/2049 (a)	60,000	42,073
Commercial Mortgage Pass-Through Certificate, Series 2006-C7, Class A4, 5.768%, 06/10/2046 (a)	50,000	40,906
Credit Suisse Mortgage Capital Certificate, Series 2007-C5, Class A4, 5.695%, 09/15/2040 (a)	100,000	66,467
Credit Suisse Mortgage Capital Certificate, Series 2008-C1, Class A3, 6.218%, 02/15/2041 (a)	65,000	50,458
Fannie Mae, Pool #810747, 6.000%, 01/01/2035	124,758	128,760
Fannie Mae, Pool #888478, 6.000%, 07/01/2037	94,281	97,187
Fannie Mae, Pool #888545, 6.500%, 07/01/2037	74,508	77,483
Fannie Mae, Pool #888890, 6.500%, 10/01/2037	93,720	97,469
Fannie Mae, Pool #899945, 5.500%, 12/01/2037	299,677	307,586
Fannie Mae, Pool #899999, 5.500%, 10/01/2022	199,829	206,185
Fannie Mae, Pool #938605, 6.000%, 05/01/2022	210,460	218,668
Fannie Mae, Pool #940807, 6.000%, 07/01/2037	95,090	98,016
Fannie Mae, Pool #949440, 5.000%, 05/01/2023	104,322	107,253
Fannie Mae, Pool #960470, 6.500%, 12/01/2037	113,782	118,326
Fannie Mae, Pool #969968, 5.000%, 04/01/2038	74,401	76,055
Fannie Mae, Pool #970958, 6.000%, 01/01/2039	95,000	97,913
Fannie Mae, Pool #994459, 6.000%, 11/01/2038	94,900	97,811
Freddie Mac, Pool #G04282, 5.000%, 05/01/2038	278,615	285,070
Ginnie Mae, Pool #658297, 5.500%, 02/15/2037	206,208	212,893
Ginnie Mae, Pool #682758, 5.500%, 01/15/2038	50,465	52,101
Ginnie Mae, Pool #685839, 5.000%, 04/15/2038	44,515	45,758
Ginnie Mae, Pool #782167, 6.000%, 06/15/2037	244,359	252,726
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%,03/10/2039	35,000	26,746
GS Mortgage Securities Corporation II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039 (a)	120,000	95,549
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 01/15/2049 (a)	100,000	71,007
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 07/15/2030 (a)	100,000	87,698
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 09/15/2039 (a)	50,000	39,376
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.883%, 06/15/2038 (a)	50,000	41,286
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041 (a)	50,000	39,149

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,324,983)		3,262,438

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2008

	Principal
U.S Government Securities - 8.26%	Amount	Value

Fannie Mae, 5.000%, 02/13/2017	$ 370,000	$ 420,471
Fannie Mae, 5.375%, 06/12/2017	205,000	239,920
U.S. Treasury Inflationary Index Bond, 2.375%, 01/15/2025	948,197	932,197

TOTAL U.S. GOVERNMENT SECURITIES (Cost $1,472,207)		1,592,588

Preferred Stock - 0.11%	Shares

Fannie Mae, Series Q, 6.750%	22,000	14,300
GMAC Preferred Blocker, 9.000% (b) (e)	27	6,750

TOTAL PREFERRED STOCK (Cost $91,070)		21,050

Money Market Securities - 1.74%

Huntington U.S. Treasury Money Market Fund - Investment Shares, 0.02% (d)	335,902	335,902

TOTAL MONEY MARKET SECURITIES (Cost $335,902)		335,902

TOTAL INVESTMENTS (Cost $22,987,282) - 97.69%		$ 18,830,022

Cash & other assets less liabilities - 2.31%		404,106

TOTAL NET ASSETS - 100.00%		$ 19,234,128

(a) Variable Rate Security; the rate shown represents the rate at December 31, 2008.
(b) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
See Note 5 in the Notes to the Financial Statements.
(c) In default.
(d) Variable Rate Security; the money market rate shown represents the rate at December 31, 2008.
(e) This security is currently valued according to fair value procedures approved by the Trust.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statements of Assests and Liabilities
December 31, 2008
	3 to 1	3 to 1
	Diversified Equity	Strategic Income
	Fund	Fund
Assets
Investment in securities:
At cost	$ 46,687,966	$ 22,987,282
At value	$ 33,811,087	$ 18,830,022

Cash	-	30,421
Foreign cash translated into U.S. dollars (Cost $3,383)	3,966	-
Receivable from Adviser (a)	75,801	32,173
Receivable for investments sold	60,575	-
Receivable for fund shares sold	6,417	-
Receivable for paydowns	-	751
Receivable from administrator (a)	-	10,829
Receivable from insurance company (b)	265,586	-
Receivable from Adviser for currency loss (b)	100,000
Withholding tax reclaim	2,583	-
Dividends receivable	66,529	-
Interest receivable	13	353,740
Prepaid expenses	20,562	15,752
Total assets	34,413,119	19,273,688

Liabilities
Cash overdraft	507	-
Payable to administrator, transfer agent, and fund accountant	22,381	14,030
Payable for currency loss (b)	365,586	-
Payable to trustees and officers	1,162	1,050
Payable to custodian	53,488	2,440
Other accrued expenses	21,872	22,040
Total liabilities	464,996	39,560

Net Assets	$ 33,948,123	$ 19,234,128

Net Assets consist of:
Paid in capital	$ 56,978,509	$ 23,513,655
Accumulated undistributed net investment income	36,483	31,027
Accumulated undistributed net realized gain (loss) from investment transactions	(10,190,197)	(153,430)
Net unrealized appreciation (depreciation) on:
Investments	(12,876,879)	(4,157,260)
Other assets and liabilities denominated in foreign currencies	207	136

Net Assets	$ 33,948,123	$ 19,234,128

Shares outstanding (unlimited number of shares authorized)	3,939,186	1,604,035

Net Asset Value and offering price per share	$ 8.62	$ 11.99

Redemption price per share (Net Asset Value * 98%) (c)	$ 8.45	$11.75

(a) See Note 3 in the Notes to the Financial Statements.
(b) See Note 10 in the Notes to the Financial Statements.
(c) The Funds charge a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statements of Operations
For the period ended December 31, 2008 (a)
	3 to 1	3 to 1
	Diversified Equity	Strategic Income
	Fund	Fund

Investment Income
Dividend income (net of withholding tax of $32,433 and $2,275 respectively)	$635,381	$80,259
Interest income	16,783	1,317,482
Total Income	652,164	1,397,741

Expenses
Investment adviser fee (b)	357,473	162,751
Transfer agent expenses	106,161	97,958
Custodian expenses	84,608	13,454
Fund accounting expenses	56,290	40,838
Registration expenses	41,542	28,501
Administration expenses	39,773	35,346
Pricing expenses	16,665	13,368
Audit expenses	12,952	12,986
Legal expenses	12,229	10,016
Report printing expenses	7,750	8,560
Trustee expenses	6,090	6,303
Insurance expenses	5,690	5,705
CCO expenses	5,549	5,294
Miscellaneous expenses	482	480
Total Expenses	753,254	441,560
Fees waived and expenses reimbursed by Adviser (b)	(342,160)	(254,398)
Net operating expenses	411,094	187,162
Net investment income	241,070	1,210,579

Realized & Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(10,555,519)	(153,294)
Foreign currency transactions	(25,020)	15,259
Reimbursement for currency loss	365,586	-
Change in unrealized appreciation (depreciation) on:
Investments	(12,876,879)	(4,157,260)
Foreign currency translations	207	136
Net realized and unrealized gain (loss) on investment securities	(23,091,625)	(4,295,159)
Net increase (decrease) in net assets resulting from operations	$ (22,850,555)	$ (3,084,580)

(a) For the period January 31, 2008 (Commencement of Operations) to December 31, 2008.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statement of Changes In Net Assets

3 to 1
Diversified Equity
Fund
Period ending
December 31, 2008
Operations
Net investment income (loss)	$ 241,070
Net realized gain (loss) on investment securities
and foreign currency transactions	(10,214,953)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(12,876,672)
Net increase (decrease) in net assets resulting from operations	(22,850,555)

Distributions
From net investment income	(179,831)
Total distributions	(179,831)

Capital Share Transactions
Proceeds from shares sold	61,835,130
Reinvestment of distributions	179,831
Amount paid for shares repurchased	(5,039,670)
Proceeds from redemption fees (b)	3,218
Net increase (decrease) in net assets resulting
from share transactions	56,978,509

Total Increase (Decrease) in Net Assets	33,948,123

Net Assets
Beginning of period	-

End of period	$ 33,948,123

Accumulated undistributed net investment income
included in net assets at end of period	$ 36,483

Capital Share Transactions
Shares sold	4,356,679
Shares issued in reinvestment of distributions	21,207
Shares redeemed	(438,700)

Net increase (decrease) from capital share transactions	3,939,186

(a) For the period January 31, 2008 (commencement of operations) to December 31, 2008.
(b) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statement of Changes In Net Assets

3 to 1
Strategic Income
Fund
Period ending
December 31, 2008
Operations
Net investment income (loss)	$ 1,210,579
Net realized gain (loss) on investment securities
and foreign currency transactions	(138,035)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(4,157,124)
Net increase (decrease) in net assets resulting from operations	(3,084,580)

Distributions
From net investment income	(1,194,947)
Total distributions	(1,194,947)

Capital Share Transactions
Proceeds from shares sold	25,361,837
Reinvestment of distributions	1,194,944
Amount paid for shares repurchased	(3,044,252)
Proceeds from redemption fees (b)	1,126
Net increase (decrease) in net assets resulting
from share transactions	23,513,655

Total Increase (Decrease) in Net Assets	19,234,128

Net Assets
Beginning of period	-

End of period	$ 19,234,128

Accumulated undistributed net investment income
included in net assets at end of period	$ 31,027

Capital Share Transactions
Shares sold	1,730,652
Shares issued in reinvestment of distributions	104,636
Shares redeemed	(231,253)

Net increase (decrease) from capital share transactions	1,604,035

(a) For the period January 31, 2008 (commencement of operations) to December 31, 2008.
(b) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Financial Highlights
(For a share outstanding throughout the period)

	Period ended
	December 31, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 15.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized loss on investments	(6.51)
Reimbursements for currency loss	0.12
Total from investment operations	(6.33)

Less distributions:
From net investment income	(0.05)
Total distributions	(0.05)

Paid in capital from redemption fees (b)	-

Net asset value, end of period	$8.62

Total Return (c)	-42.22%	(d) (f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 33,948

Ratio of expenses to average net assets	1.15%	(e)
Ratio of expenses to average net assets
before reimbursement	2.10%	(e)
Ratio of net investment income to
average net assets	0.67%	(e)
Ratio of net investment loss to
average net assets before reimbursement	(0.28)%	(e)
Portfolio turnover rate	165.36%

(a) For the period January 31, 2008 (Commencement of Operations) to December 31, 2008.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) Before the reimbursement for currency loss, the total return for the period would have been -42.87%.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income
Financial Highlights
(For a share outstanding throughout the period)

	Period ended
	December 31, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 15.00

Income from investment operations:
Net investment income	0.94	(b)
Net realized and unrealized gain on investments	(3.15)
Total from investment operations	(2.21)

Less distributions:
From net investment income	(0.80)
Total distributions	(0.80)

Paid in capital from redemption fees (c)	-

Net asset value, end of period	$11.99

Total Return (d)	-14.44%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$19,234

Ratio of expenses to average net assets	1.15%	(f)
Ratio of expenses to average net assets
before reimbursement	2.71%	(f)
Ratio of net investment income to
average net assets	7.42%	(f)
Ratio of net investment income (loss) to
average net assets before reimbursement	5.86%	(f)
Portfolio turnover rate	162.74%

(a) For the period January 31, 2008 (commencement of operations) to December 31, 2008.
(b) Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds

Notes to the Financial Statements

December 31, 2008

NOTE 1. ORGANIZATION

The 3 to 1 Diversified Equity Fund (the “Equity Fund”) and the 3 to 1 Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on December 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust filed on October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Envestnet Asset Management, Inc. (the “Manager” or “Adviser”). Envestnet uses a Manager of Managers approach and has entered into a Portfolio Consulting Agreement with III to I Financial Management Research, L.P., to provide investment research and management services. The Manager has entered into Sub-advisory Agreements with Aletheia Research and Management, Inc., London Company of Virginia, and Pictet Asset Management, Inc. for the Equity Fund and SMH Capital Advisors, Inc. and Loomis, Sayles & Company, LP for the Strategic Income Fund. The Equity Fund and the Strategic Income Fund commenced operations on January 31, 2008. The Equity Fund seeks to provide long-term capital appreciation and, secondarily, income. The Strategic Income Fund seeks to provide total return. Total return is comprised of long-term capital appreciation and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

event occurs after the close of a market but before a Fund’s net asset value (“NAV”) calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances where the bonds a Fund invests in default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its taxable income. If the required amount of net investment income is not distributed, a Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in REITs that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain respectively. The calendar year-end amounts of ordinary income capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Distributions received from investments in publically traded partnerships are recorded as a reduction of the cost of the investment. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of a Fund. For the year ended December 31, 2008, foreign currency gains/losses in the amount of $24,813 and $15,395 were reclassified from accumulated net realized and unrealized gains to accumulated undistributed net investment income for the Equity Fund and Strategic Income Fund, respectively.

Foreign Currency Translation - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Accounting for Uncertainty in Income Taxes – The Funds adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 30, 2008. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds. As of and during the period ended December 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. Federal authorities for the 2008 tax year.

Fair Value Measurements – The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 31, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The following is a summary of the inputs used to value the Equity Fund’s assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 33,811,087	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Significant Unobservable Inputs	$ -	$ -
Total	$ 33,811,087	$ -
*Other financial instruments include futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Equity Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2008

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The following is a summary of the inputs used to value the Strategic Income Fund’s assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 –Quoted Prices in Active Markets	$ 350,202	$ -
Level 2 – Other Significant Observable Inputs	$ 18,473,070	$ -
Level 3 – Significant Unobservable Inputs	$ 6,750	$ -
Total	$ 18,830,022	$ -
*Other financial instruments include futures, forwards, and swap contracts.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Strategic Income Fund:

	Investments in Securities	Other Financial Instruments (OFI)	OFI – Market Value
Balance as of 12/31/2007	$ -	$ -	$ -
Realized Gain (Loss)	$ -	* -	-
Change in unrealized appreciation (depreciation)	$ -	-	-
Net purchases (sales)	$ 6,750	-	-
Transfers in and/or out of Level 3	$ -	-	-
Balance as of 12/31/2008	$ 6,750	$ -	$ -

*The realized gain (loss) earned during the fiscal period ended December 31, 2008 for other financial instruments was $0.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161), effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Equity Fund and Strategic Income Fund under the terms of the management agreements (the “Agreements”), manages the Funds’ investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the period January 31, 2008 (commencement of operations) through December 31, 2008, the Adviser earned fees of $357,473 and $162,751 from the Equity Fund and the Strategic Income Fund, respectively, before waiving a portion of those fees, as described below.

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain each Fund’s net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of acquired funds), at 1.15% of the Funds’ average daily net assets through November 30, 2009. For the period January 31, 2008 (commencement of operations) through December 31, 2008, the Adviser waived fees and reimbursed expenses of $342,160 and $254,398 for the Equity Fund and the Strategic Income Fund, respectively. Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation. As of December 31, 2008, $342,160 and $254,398 is subject to repayment by the Equity Fund and the Strategic Income Fund,

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2008

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

respectively through December 31, 2011. At December 31, 2008, the Adviser owed the Equity Fund and the Strategic Income Fund $75,801 and $32,173 respectively.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period January 31, 2008 (commencement of operations) through December 31, 2008, Unified earned fees of $39,773 and $35,346 for administrative services provided to the Equity Fund and the Strategic Income Fund, respectively. At December 31, 2008, Unified was owed $3,405 and $2,986 by the Equity Fund and the Strategic Income Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the principal distributor of the Funds and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the period January 31, 2008 (commencement of operations) through December 31, 2008, the Custodian earned fees of $84,608 and $13,454 from the Equity Fund and the Strategic Income Fund, respectively, for custody services. At December 31, 2008, the Custodian was owed $53,488 and $2,440 by the Equity Fund and the Strategic Income Fund, respectively, for custody services. The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the period January 31, 2008 (commencement of operations) through December 31, 2008, Unified earned fees of $40,806 and $38,398 from the Equity Fund and the Strategic Income Fund, respectively, for transfer agent services and $65,355 and $59,560 from the Equity Fund and the Strategic Income Fund, respectively, in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. At December 31, 2008, Unified was owed $4,424 and $3,549 by the Equity Fund and the Strategic Income Fund respectively, for transfer agent services. At December 31, 2008, Unified was owed $9,941 and $4,167 by the Equity Fund and the Strategic Income Fund, respectively, for reimbursement of out-of-pocket expenses. At December 31, 2008, Unified owed the Fund $10,829 for losses incurred by the Strategic Income Fund due to re-pricing. For the period January 31, 2008 (commencement of operations) through December 31, 2008, Unified earned fees of $56,290 and $40,838 from the Equity Fund and the Strategic Income Fund, respectively, for fund accounting services. At December 31, 2008, Unified was owed $4,611 and $3,328 by the Equity Fund and the Strategic Income Fund, respectively, for fund accounting services.

The Equity Fund and Strategic Income Fund have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan”, collectively, “Plans”). The Plans provide that each Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of a Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Funds or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plans will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plans are not currently active, with no set date as to when they might be activated.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds during the period January 31, 2008 (commencement of operations) through December 31, 2008. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor; such persons may be deemed to be affiliates of the Distributor.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2008

NOTE 4. INVESTMENTS

The Funds invest in Huntington U.S. Treasury Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares, Inc. Interest income of $16,746 and $9,127 was received by the Equity Fund and Strategic Income Fund, respectively, from the Huntington U.S. Treasury Money Market Fund for the period January 31, 2008 (commencement of operations) through December 31, 2008

For the period January 31, 2008 (commencement of operations) through December 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Equity Fund	Strategic Income

Purchases
U.S. Government & Agency Obligations	$ -	$ 15,921,132
Other	116,212,580	32,469,690
Sales
U.S. Government & Agency Obligations	$ -	$ 12,401,773
Other	59,744,689	13,564,291

As of December 31, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Strategic
	Equity Fund	Income Fund
Gross Appreciation	$ 519,392	$ 484,311
Gross (Depreciation)	(16,135,504)	(4,651,905)
Net (Depreciation)
on Investments	$ (15,616,112)	$ (4,167,594)

At December 31, 2008, the aggregate cost of securities for federal income tax purposes was $49,427,199 for the Equity Fund and $22,997,616 for the Strategic Income Fund.

NOTE 5. RESTRICTED SECURITIES

The Strategic Income Fund has acquired several securities through private placements, the sale of which is restricted under Rule 144A. At December 31, 2008, the aggregate value of such securities amounted to $666,045. The value amounts to 3.46% of the net assets of the Strategic Income Fund. 99% of the restricted securities owned by the Strategic Income Fund are valued using quoted market prices. The other 1% are valued according to fair valuation procedures approved by the Trust. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Currently, none of these securities are considered to be illiquid.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2008

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2008, no shareholder owned greater than 25% of the outstanding shares of either Fund.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund: On December 19, 2008 the Equity Fund paid an income distribution of $0.0461 per share to shareholders of record on December 18, 2008.

The tax characterization of distributions for the fiscal period ended December 31, 2008 was as follows:

Distributions paid from:	2008
Ordinary Income	$ 179,831
Short-term Capital Gain	-
Long-term Capital Gain	-
Return of Capital	-
$ 179,831

Strategic Income Fund:      On December 19, 2008 the Strategic Income Fund paid an income distribution of $0.7977 per share to shareholders of record on December 18, 2008.

The tax characterization of distributions for the fiscal period ended December 31, 2008 was as follows:

Distributions paid from:	2008
Ordinary Income	$ 1,194,947
Short-term Capital Gain	-
Long-term Capital Gain	-
Return of Capital	-
$ 1,194,947

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

		Strategic
	Equity Fund	Income Fund
Undistributed ordinary income	$ 39,583	$ 40,079
Capital loss carryforwards	(7,453,857)	(152,012)
Unrealized appreciation (depreciation)	(15,616,112)	(4,167,594)
	$ (23,030,386)	$ (4,279,527)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2008

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At December 31, 2008, the Funds had available for federal tax purposes unused capital loss carryforwards of $7,453,857 for the Equity Fund and $152,012 for the Strategic Income Fund. These carryforwards expire as follows:

Fund	Amount	Expires December 31,

Equity Fund	$ 7,453,857	2016

Strategic Income	152,012	2016

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. CURRENCY TRADING ERROR

The Diversified Equity Fund incurred a loss due to duplication of foreign currency exchange trades of $365,586. The Fund and its Adviser have filed a claim that the insurance company has agreed to pay in full, less the deductible on the policy, which will be paid by the Adviser. The full amount of the claim reimbursement is recorded as a receivable from the insurance company and the Adviser in the statement of assets and liabilities of the Equity Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
3 to 1 Funds
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of 3 to 1 Funds (the “Funds”), comprised of 3 to 1 Diversified Equity Fund and 3 to 1 Strategic Equity Fund, each a series of the Unified Series Trust, as of December 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the period January 31, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the Funds’ custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 3 to 1 Funds as of December 31, 2008, and the results of their operations, changes in its net assets, and financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
March 16, 2009

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 61) Independent Trustee, December 2002 to present

Founder of Hippenstiel Investment Counsel, LLC since November 2008; Vice President and Chief Investment Officer of Legacy Trust Company, N.A. 1992-September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 62) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 58) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 56) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 59) Independent Trustee, May 2008 to present

Senior Vice President and Chief Officer, Corporate Development of Northeast Retirement Services, Inc. since 2003; Senior Vice President of Savings Banks Employees Retirement Association since 2003; Senior Vice President of Advisors Charitable Gift Fund since 2005; Treasurer and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.).

Interested Trustee & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston(Age - 49) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 47) Senior Vice President, May 2007 to present Christopher E. Kashmerick (Age – 34) Treasurer and Chief Financial Officer November 2008 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Vice President of Fund Accounting and Financial Reporting for Unified Fund Services, Inc., the Trust’s Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U. S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Fund Balancing Supervisor, Accounting Analyst and Senior Accounting Analyst, from May 2000 through February 2005.

William J. Murphy (Age - 45) Assistant Treasurer, February 2008 to present	Manager of Fund Administration for Unified Fund Services, Inc., since October 2007. Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.
Lynn E. Wood (Age - 62) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 33) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 29 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., the Distributor.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 616-4848 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (866) 616-4848 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov .

TRUSTEES

Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President
John Swhear, Senior Vice-President
Christopher E. Kashmerick, Treasurer & Chief Financial Officer
Heather A. Bonds, Secretary
Lynn Wood, Chief Compliance Officer
William J. Murphy, Assistant Treasurer

INVESTMENT ADVISER

Envestnet Asset Management, Inc.
35 East Wacker Drive, 24th Floor
Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)     As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)      Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)      Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3)      Compliance with applicable governmental laws, rules, and regulations;

(4)      The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5)      Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)      Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)     The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

3 to 1 Funds:                FY 2008          $22,000

                                                 FY 2007          N/A

(b)      Audit-Related Fees

                    Registrant

3 to 1 Funds:                FY 2008          $0

                                                 FY 2007          N\A

(c)     Tax Fees

                    Registrant

3 to 1 Funds:                FY 2008          $4,000

                                                 FY 2007          N\A

Nature of the fees:     Preparation of the 1120 RIC and Excise review

(d)      All Other Fees

                    Registrant

3 to 1 Funds:                FY 2008          $0

                                                 FY 2007          N\A

(e)     (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)      Percentages of Services Approved by the Audit Committee

                         Registrant

Audit-Related Fees:          100%

Tax Fees:                           100%

All Other Fees:                 100%

(f)      During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant                    Adviser

     FY 2008          $ 0                         $ 0

     FY 2007          $ 0                         $ 0

(h)      Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)     Based on an evaluation of the registrant’s disclosure controls and procedures as of February 23, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)     Code is filed herewith

(a)(2)     Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the

     Investment Company Act of 1940 are filed herewith.

(a)(3)     Not Applicable

(b)     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Unified Series Trust

By
*__/s/ Anthony Ghoston____________

     Anthony Ghoston, President

Date      03/26/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*____/s/ Anthony Ghoston ______________

Anthony Ghoston, President

Date      03/26/2009

By
*____/s/ Christopher E. Kashmerick ___________________________

Christopher E. Kashmerick, Treasurer

Date      03/25/2009